NOVEMBER 2, 2023 2023 Q3 2023 EARNINGS PRESENTATION Exhibit 99.2

becn.com2 Disclosure Notice This presentation contains information about management's view of the Company's future expectations, plans and prospects that constitute forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. In addition, oral statements made by our directors, officers and employees to the investor and analyst communities, media representatives and others, depending upon their nature, may also constitute forward-looking statements. Forward-looking statements can be identified by the fact that they do not relate strictly to historic or current facts and often use words such as “anticipate,” “estimate,” “expect,” “believe,” “will likely result,” “outlook,” “project” and other words and expressions of similar meaning. Investors are cautioned not to place undue reliance on forward-looking statements. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including, but not limited to, those set forth in the "Risk Factors" section of the Company's Form 10-K for the fiscal year ended December 31, 2022 and subsequent filings with the U.S. Securities and Exchange Commission. The Company may not succeed in addressing these and other risks. Consequently, all forward-looking statements in this presentation are qualified by the factors, risks and uncertainties contained therein. In addition, the forward-looking statements included in this presentation represent the Company's views as of the date of this presentation and these views could change. However, while the Company may elect to update these forward-looking statements at some point, the Company specifically disclaims any obligation to do so, other than as required by federal securities laws. These forward-looking statements should not be relied upon as representing the Company's views as of any date subsequent to the date of this presentation. This presentation contains references to certain financial measures that are not presented in accordance with United States Generally Accepted Accounting Principles (“GAAP"). The Company uses non-GAAP financial measures to evaluate financial performance, analyze underlying business trends and establish operational goals and forecasts that are used when allocating resources. The Company believes these non-GAAP financial measures permit investors to better understand changes over comparative periods by providing financial results that are unaffected by certain items that are not indicative of ongoing operating performance. While the Company believes these measures are useful to investors when evaluating performance, they are not prepared and presented in accordance with GAAP, and therefore should be considered supplemental in nature. The Company’s non-GAAP financial measures should not be considered in isolation or as a substitute for other financial performance measures presented in accordance with GAAP. These non-GAAP financial measures may have material limitations including, but not limited to, the exclusion of certain costs without a corresponding reduction of net income for the income generated by the assets to which the excluded costs relate. In addition, these non-GAAP financial measures may differ from similarly titled measures presented by other companies. A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measure can be found in the Appendix as well as the Company’s latest Form 8-K, filed with the SEC on November 2, 2023.

becn.com3 PRESIDENT & CHIEF EXECUTIVE OFFICER JULIAN FRANCIS

becn.com CEO Perspective *Year over year growth percentages adjusted for differences in selling days **Non-GAAP measure; see Appendix for definition and reconciliation Notes: Percentages within the Net Income ($M) and Adjusted EBITDA* ($M) bar charts represent each metric as a % of net sales. All quarterly information and comparisons reflect Continuing Operations. 2.5%1.4% Record quarterly sales driven by Ambition 2025 initiatives • Acquired branches and greenfields drove growth • Disciplined pricing execution, leveraged strong residential R&R Strong net income and record Adj. EBITDA** • Gross margin exceeded expectations • Bottom Quintile Branch initiative & branch productivity yielded benefits Balance sheet provided ability to invest in growth & returns • Inventory management supported sales growth & generated cash • Redeemed all preferred shares & maintained balance sheet capacity Expanded our industry leading waterproofing footprint • Acquired Garvin Construction Products in October 4 6.5%8.3%5.6%1.8% +1.1%+28.0%+11.8%+2.0% 20 26.0 +6.2% 6.1% 6.9% 8.4 12.3 13.0 11.6 7.4% 8.3% 13.0% 11.6%13.0% 11.6% +6.9% +28.8% +7.0% +6.9% +28.8% +7.0% $1,755 $1,875 $2,415 $2,584 Q3'20 Q3'21 Q3'22 Q3'23 Net Sales* ($M) / YoY (%) +6.9% +28.8% 8 7 $155 $175 $161 $180 GAAP Adj. NI Net Income ($M) Q3'22 Q3'23 6.4% 6.2% 7.2 7.0% $284 $310 Q3'22 Q3'23 Adjusted EBITDA** ($M) 11.8% 12.0%

Executing on Ambition 2025 Initiatives

BUILDING A WINNING CULTURE

- Designed "BUILD BETTER for the Environment" program to drive employee engagement in over 500 branches
- Launched *Green Hardhat* program to enhance safety culture and provide important visibility to new employees and branch visitors

DRIVING ABOVE MARKET GROWTH

- Acquired 7 branches during Q3, acquisition portfolio delivering better than expected results
- Opened 3 greenfields in Q3, increasing customer reach and enhancing service
- Digital sales growth +22% Q3 YoY, achieving all-time quarterly high of ~22% of residential sales

DRIVING OPERATIONAL EXCELLENCE

- Branch revitalization & OTC network optimization driving productivity & operating leverage
- Bottom Quintile Branch initiative contributed ~$10M to the bottom-line in Q3 YoY
- Sales per hour worked at record levels since tracking began in Q1'20

CREATING SHAREHOLDER VALUE

- Record quarterly net sales and Adjusted EBITDA*
- Returned more than $900 million to shareholders YTD in preferred share redemption & stock buybacks
- Retained financial flexibility, ample capacity to invest with net debt leverage* below 2.7x as of 9/30

Ambition 2025 amplifies the resiliency of Beacon's business model

*Non-GAAP measure; see Appendix for definition and reconciliation

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becn.com6 EXECUTIVE VICE PRESIDENT & CHIEF FINANCIAL OFFICER FRANK LONEGRO

Q3 2023 Sales and Mix

Net Sales* ($M)



$2,415
$2,584
+8.7%
Q3'22
Q3'23

Net Sales Mix



21%
53%
26%
Residential
Non-residential
Complementary

Net Sales by Line of Business* (LOB) ($M)



$1,208
$1,373
+15.4%
$731
$675
-6.2%
$476
$536
+14.5%
Residential
Non-residential
Complementary
Q3'22
Q3'23

Net sales per day* up 8.7%

- Acquisitions added ~5% to the top-line growth
- Investments in greenfield locations delivering top-line results
- Average selling prices slightly higher YoY

Residential sales per day* up 15.4%

- Selling prices higher YoY, solid execution on August price increase
- Volumes up LDD YoY, shingle volumes benefited from storm demand
- Repair and reroofing continues to offset declines in new construction

Non-residential sales per day* down 6.2%

- Prices stable YoY and sequentially
- Commercial contractor destocking weighed on volumes, tough comparable in the PYQ
- Bidding and quoting activity up YoY, project cycle times lengthening

Complementary sales per day* up 14.5%

- Coastal acquisition accelerating waterproofing performance
- Prices stable YoY with exception of lumber
- Total siding volumes higher

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*Percentages adjusted for one less selling day in Q3'23 as compared to Q3'22

Q3 2023 Margin and Expense

Gross Margin



25.1%
27.1%
26.1%
26.0%
Q3'20
Q3'21
Q3'22
Q3'23

Headcount**



6,894
7,303
7,289
7,245
7,149
7,469
7,624
Q1'22
Q2'22
Q3'22
Q4'22
Q1'23
Q2'23
Q3'23

Operating Expense ($M)



$399
$419
$374
$395
16.5%
16.2%
15.5%
15.3%
GAAP
Adj. OpEx*
Q3'22
Q3'23

Sales Per Hour Worked*** (Indexed to Q1'20)



100
145
137
139
121
148
146
152
144
171
173
156
135
186
186
Q1'20
Q2'20
Q3'20
Q4'20
Q1'21
Q2'21
Q3'21
Q4'21
Q1'22
Q2'22
Q3'22
Q4'22
Q1'23
Q2'23
Q3'23

Gross margin -10 bps YoY

- August price increase execution better than expected
- Price-cost down ~40 bps YoY primarily driven by inventory profit roll-off
- Higher residential mix favorable to GM%

Adjusted OpEx* 15.3% of sales, +$21M YoY

- Focus on productivity showing results, strong OpEx percentage of sales ratio
- Greenfield & acquired branches added ~$30M YoY
- Inflation in wages, benefits and T&E offset by lower incentive comp YoY
- Investments in strategic initiatives continued

*Non-GAAP measure; see Appendix for definition and reconciliation **Quarter ending headcount does not include acquisitions completed in the last four quarters
***Hours worked reflect all company-wide hourly employees, but excludes salaried/commission-based personnel
Notes: All quarterly information and comparisons reflect Continuing Operations.
Percentages within the bar charts represent each metric as a % of net sales.

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becn.com9 Strong Balance Sheet, Capacity to Invest Solid Q3 cash flow generation • OCF of $167M, >50% of Adjusted EBITDA • Generated $845M in TTM OCF Balance sheet flexibility provides capacity to return capital to shareholders • Net debt leverage* 2.7x at 9/30 • Ample liquidity of $1.1B Financial flexibility to invest • Investing capex in fleet & facility modernization, growth and efficiency • Acquisition pipeline remains active *Non-GAAP measure; see Appendix for definition and reconciliation **Calculation for these periods include amounts derived from combined operations – see Appendix for further detail ***Maturities shown as of Q3’23; excl impact of debt issuance cost amortization & required $10M annual paydown of 2028 Term Loan $98 $50 ($162) ($25) $268 $320 $101 $257 $167 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Operating Cash Flow ($M) GAAP $1,389 $1,323 $1,293 $1,353 $1,308 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Net Inventory ($M) 6.1 5.3 4.7 4.8 2.9 2.4 2.1 2.1 2.3 2.5 2.0 2.0 2.1 1.9 2.7 Net Debt Leverage* $600 2023 2024 2025 2026 2027 2028 2029 2030 Q3’23 Debt Maturity by Year ($M)*** ABL Term Loan Secured Notes Unsecured Notes $523 $350 $980 $0 $300 $223 $0 $0 $0

PRESIDENT & CHIEF EXECUTIVE OFFICER JULIAN FRANCIS

Closing Thoughts

Near term market expectations

- Non-discretionary R&R demand will continue to be a tailwind
- Residential homebuilder permits and starts continues to indicate improving activity YoY
- Non-residential market demand expected to be softer YoY

Expect strong finish to the year

- October 2023 net sales per day up ~13% YoY
- Q4'23 net sales expected to be up 11-13% YoY, including announced acquisitions and lapping the 11/1/22 acquisition of Coastal Construction Products
- Q4'23 gross margins expected to be ~25.5% with higher product costs YoY, partially offset by pricing, structural gains from margin enhancing initiatives and higher residential mix
- Expect strong Q4 cash flow conversion

Increasing 2023 full year Adjusted EBITDA* expectations to $910M – $930M

- Focused on customer experience, operational excellence and pricing execution
- Greenfield initiative now expected to yield ~25 new branches in 2023

Given current equity valuation, expect to resume share repurchases in Q4

Expect to exceed Ambition 2025 revenue and shareholder return targets in 2023

* Non-GAAP measure; see Appendix for definition and reconciliation

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APPENDIX

becn.com14 Reconciliations: Non-GAAP Financial Measures RESULTS BY QUARTER (CONTINUING OPERATIONS) We define Adjusted Operating Expense as operating expense (as reported on a GAAP basis) excluding the impact of amortization, acquisition costs, restructuring costs, and costs directly related to the COVID-19 pandemic. We define Adjusted EBITDA as net income (loss) from continuing operations excluding the impact of interest expense (net of interest income), income taxes, depreciation and amortization, stock- based compensation, acquisition costs, restructuring costs, and costs directly related to the COVID-19 pandemic. Beginning January 1, 2023, the Company determined that COVID-19 impacts should no longer be considered an adjusting item and the change was applied prospectively. * Three months ended 3/31/2020 amount includes the impact of non-cash accelerated intangible asset amortization of $142.6 million related to the write-off of certain trade names in connection with the Company’s rebranding efforts. For additional information see our latest Form 8-K, filed with the SEC on November 2, 2023.

becn.com15 NET DEBT LEVERAGE We define Net Debt Leverage as gross total debt less cash, divided by Adjusted EBITDA for the trailing four quarters. * Historical quarterly Adjusted EBITDA totals used in the calculation of Net Debt Leverage are presented on an as-reported basis, therefore the calculations for the periods ended March 31, June 30, and September 30, 2020 are based on Adjusted EBITDA from combined operations (see slide 16 for reconciliations). Beginning with the period ended December 31, 2020, the Company began presenting its Interior Products business as discontinued operations, therefore the calculations of Net Debt Leverage for the periods ended December 31, 2020 and forward are based on Adjusted EBITDA from continuing operations (see slide 14 for reconciliations). Reconciliations: Non-GAAP Financial Measures

Reconciliations: Non-GAAP Financial Measures

CERTAIN 2019-2020 RESULTS BY FISCAL QUARTER (COMBINED OPERATIONS)

	Three Months Ended					
($M)	6/30/2019	9/30/2019	12/31/2019	3/31/2020	6/30/2020	9/30/2020
Net income (loss)	$ 31.0	$ 27.4	$ (23.4)	$ (122.6)	$ (6.7)	$ 71.9
Interest expense, net	40.2	38.4	34.7	35.6	35.3	32.7
Income taxes	5.2	20.8	(9.6)	(81.8)	46.6	18.1
Depreciation and amortization*	69.4	69.5	63.9	204.9	61.8	60.6
Stock-based compensation	4.6	3.5	5.2	4.7	3.5	3.8
Acquisition costs	5.7	3.8	3.8	(2.8)	1.6	1.8
Restructuring costs	1.7	5.7	19.7	0.9	2.0	1.2
COVID-19 impacts	—	—	—	—	3.4	0.8
Adjusted EBITDA (Combined)	$ 157.8	$ 169.1	$ 94.3	$ 38.9	$ 147.5	$ 190.9

This table is presented for purposes of reconciling Adjusted EBITDA amounts utilized in the calculation of Net Debt Leverage for historical periods presented on slide 15.

We define Adjusted EBITDA as net income (loss) excluding the impact of interest expense (net of interest income), income taxes, depreciation and amortization, stock-based compensation, acquisition costs, restructuring costs, and costs directly related to the COVID-19 pandemic.

* Three months ended 3/31/2020 amount includes the impact of non-cash accelerated intangible asset amortization of $142.6 million related to the write-off of certain trade names in connection with the Company's rebranding efforts.

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becn.com17 *Composed of Acquisition and Restructuring costs 2023 GUIDANCE: ADJUSTED EBITDA Reconciliations: Non-GAAP Financial Measures ($M) Low High Net income (loss) 421$ 436$ Income taxes 148 153 Interest expense, net Depreciation and amortization Stock-based compensation Adjusting items* Adjusted EBITDA 910$ 930$ Year Ending December 31, 2023 128 174 11 28

becn.com18 Ambition 2025 Strategy – Resilient Through the Cycle Accelerating value creation for our customers, employees and shareholders RELENTLESS CUSTOMER FOCUS DRIVING OPERATIONAL EXCELLENCE • Branch Optimization • Beacon OTC® Network Expansion • Continuous Improvement BUILDING A WINNING CULTURE • Winning the Best Talent • Building More in Our Communities • Doing the Right Thing • Values-Based ESG DRIVE ABOVE MARKET GROWTH • Enhanced Customer Experience • Go to Market Strategy • Footprint Expansion • Margin Initiatives • Reset Business Focus • Strong Growth & Margin Trajectory • Cash Flow & Liquidity Support Share Buybacks CREATING SHAREHOLDER VALUE